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                                                                    EXHIBIT 23.1

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 16, 1997 included in Asyst Technologies Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP

San Jose, California
July 15, 1997